UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2025
Date of Report (Date of earliest event reported)

Commission File No.	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Office and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.	Former name, former address, if changed since last report
1-14201	SEMPRA	California	33-0732627	No change
488 8th Avenue
San Diego, California 92101
(619) 696-2000

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY	California	95-1184800	No change
8330 Century Park Court
San Diego, California 92123
(619) 696-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
SEMPRA:
Sempra Common Stock, without par value	SRE	New York Stock Exchange
Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange
SAN DIEGO GAS & ELECTRIC COMPANY:
None

Indicate by check mark whether the Registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company
SEMPRA	☐
SAN DIEGO GAS & ELECTRIC COMPANY	☐

If an emerging growth company, indicate by check mark if the Registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SEMPRA	☐
SAN DIEGO GAS & ELECTRIC COMPANY	☐

Item 8.01 Other Events.
On September 19, 2025, California Senate Bill (“SB”) 254 (the “2025 Wildfire Legislation”) became effective upon signature by the Governor of California. Among other things, the 2025 Wildfire Legislation establishes the Wildfire Fund Continuation Account (the “Continuation Account”), which is designed to provide additional liquidity to reimburse catastrophic wildfire-related claims incurred by large California electric investor-owned utilities (“IOUs”), including San Diego Gas & Electric Company (“SDG&E”), a subsidiary of Sempra, if the existing fund established pursuant to Assembly Bill (“AB”) 1054 (the “Wildfire Fund”) is depleted. IOUs that only distribute gas such as Southern California Gas Company, another subsidiary of Sempra, are not eligible to participate in the Wildfire Fund or the Continuation Account.
The 2025 Wildfire Legislation preserves key elements of AB 1054 and its companion bill AB 111 (collectively, the “2019 Wildfire Legislation”), including cost recovery standards and requirements, a cap on liability in the event of a finding of imprudence by the California Public Utilities Commission (“CPUC”), and continued access to wildfire claims liquidity through the new Continuation Account. These aspects of the 2019 Wildfire Legislation are described under “Wildfire Fund” in Note 1 of the Notes to Consolidated Financial Statements in Sempra’s and SDG&E’s jointly filed 2024 Annual Report on Form 10-K, which description is incorporated herein by reference and modified with respect to the 2025 Wildfire Legislation and Continuation Account, as applicable, by the descriptions in this Current Report on Form 8-K. Key elements of the 2025 Wildfire Legislation, including those that build upon or otherwise differ from the 2019 Wildfire Legislation, include, among others:

▪Establishment of the Continuation Account – The 2025 Wildfire Legislation establishes the Continuation Account, a new state-administered account with up to $18 billion of additional liquidity for the Wildfire Fund. The Continuation Account will become operative if (i) within 15 days after the effective date of the 2025 Wildfire Legislation (or by October 4, 2025), all of California’s large electric IOUs elect to participate in the account, and (ii) prior to December 31, 2028, either (a) the Wildfire Fund’s administrator projects that the original Wildfire Fund will be depleted, or (b) a participating electric IOU notifies the Wildfire Fund’s administrator that it anticipates more than $1 billion in eligible claims in a single coverage year for one or more wildfires that ignite after the effective date of the 2025 Wildfire Legislation. SDG&E intends to participate in the Continuation Account and submit its notice of such election to the CPUC by the 15-day deadline.

Assuming the Continuation Account becomes operative, it would be capitalized with a combination of ratepayer and electric IOU shareholder contributions. Ratepayer contributions totaling $9 billion would be financed through new bonds to be issued by the California Department of Water Resources and secured by the extension of an existing Wildfire Fund-related non-bypassable ratepayer charge from 2036-2045, subject to a determination by the CPUC that the extension is just and reasonable. Electric IOU shareholder contributions totaling $5.1 billion would be obtained through fixed annual contributions of $300 million from 2029 through 2045, plus an additional $3.9 billion in contingent shareholder contributions payable in annual installments of $780 million if the Wildfire Fund’s administrator determines there is additional need, subject to a potential ratepayer credit of 50% of the amount of any remaining contingent contribution installments if the Wildfire Fund’s administrator terminates the Continuation Account prior to their collection. SDG&E’s proportionate share of the aggregate shareholder contribution amount through 2045 is expected to be $387 million, comprising (i) $219.3 million of fixed contributions of $12.9 million annually for 17 years and (ii) $167.7 million of contingent contributions of $33.5 million annually for five years.

As further described below, the Continuation Account may receive reimbursement from electric IOU shareholder contributions for amounts paid to cover participating electric IOU wildfire claims, depending on the outcome of a reasonableness review by the CPUC conducted under the prudency standards established by the 2019 Wildfire Legislation.

The funds in the Continuation Account may not be applied to claims arising from wildfires that ignited before the effective date of the 2025 Wildfire Legislation. In addition, as with the Wildfire Fund, only claims in excess of the greater of $1 billion or the amount of insurance coverage required by the Wildfire Fund’s administrator are eligible for reimbursement from the Continuation Account.

▪Wildfire Mitigation Capital Investment – As with the 2019 Wildfire Legislation, participating electric IOUs are not permitted to earn an equity return on a certain amount of capital investments supporting wildfire risk mitigation. The 2025 Wildfire Legislation establishes this amount as $6 billion of wildfire risk mitigation capital investments authorized by the CPUC after January 1, 2026, and SDG&E’s proportionate share is limited to $258 million.

▪Liability Cap – As with the 2019 Wildfire Legislation, for participating electric IOUs that have received a safety certification as described below, reimbursements to the Continuation Account with electric IOU shareholder contributions are not required if the CPUC reasonableness review described above results in a finding that the participating IOU acted prudently. Reimbursements to the Continuation Account with electric IOU shareholder contributions are required for wildfire liabilities deemed imprudently incurred, but the amount of the reimbursement is capped as described below if the Continuation Account is not otherwise depleted. In the event of a finding of imprudence, the applicable participating electric IOU may credit its shareholder contributions to the Continuation Account against required reimbursements, which are subject to a cap equal to the lesser of (i) the disallowed costs, or (ii) 20% of the electric IOU’s total transmission and distribution equity rate base for the year of ignition of the applicable wildfire, less (a) prior reimbursements by the electric IOU for any covered wildfire-related disallowances within three years before the date of ignition of the applicable wildfire, and (b) any unused shareholder contributions by the electric IOU not already credited. SDG&E’s current estimated cap, which will vary over time, is approximately $1.4 billion based on its 2024 transmission and distribution equity rate base.

▪Safety Certification – As with the 2019 Wildfire Legislation, the liability cap as described above and the CPUC prudency standards established by the 2019 Wildfire Legislation are available for participating electric IOUs that maintain a valid safety certification, which is annually issued by California’s Office of Energy Infrastructure Safety based on the requirements established by the 2019 Wildfire Legislation. Other than clarification and timing changes, the 2025 Wildfire Legislation does not modify the safety certification requirements.

▪Insurance Subrogation Reform – The 2025 Wildfire Legislation requires insurance companies to first offer to the participating electric IOU providing service in the territory in which a wildfire ignites the opportunity to purchase or settle certain subrogation claims on the same terms and conditions as those offered to a third party before selling such claims.

▪Legislative Task Force and Study – The 2025 Wildfire Legislation establishes a multi-stakeholder task force, coordinated by the Wildfire Fund’s administrator, to prepare and submit to the California legislature and Governor of California on or before April 1, 2026, a report that evaluates and sets forth recommendations on new models to complement or replace the Wildfire Fund.

Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions about the future, involve risks and uncertainties, and are not guarantees. Future results may differ materially from those expressed or implied in any forward-looking statement. These forward-looking statements represent our estimates and assumptions only as of the date of this report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise.

In this report, forward-looking statements can be identified by words such as “believe,” “expect,” “intend,” “anticipate,” “contemplate,” “plan,” “estimate,” “project,” “forecast,” “envision,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “in process,” “construct,” “develop,” “opportunity,” “preliminary,” “initiative,” “target,” “outlook,” “optimistic,” “poised,” “positioned,” “maintain,” “continue,” “progress,” “advance,” “goal,” “aim,” “commit,” or similar expressions, or when we discuss our guidance, priorities, strategies, goals, vision, mission, projections, intentions or expectations.

Factors, among others, that could cause actual results and events to differ materially from those expressed or implied in any forward-looking statement include: California wildfires, including potential liability for damages regardless of fault and any inability to recover all or a substantial portion of costs from insurance, the wildfire fund established by California Assembly Bill 1054, rates from customers or a combination thereof; decisions, denials of cost recovery, audits, investigations, inquiries, ordered studies, regulations, denials or revocations of permits, consents, approvals or other authorizations, renewals of franchises, and other actions, including the failure to honor contracts and commitments, by the (i) California Public Utilities Commission (CPUC), Comisión Nacional de Energía, U.S. Department of Energy, U.S. Federal Energy Regulatory Commission, U.S. Internal Revenue Service, Public Utility Commission of Texas and other regulatory bodies and (ii) U.S., Mexico and states, counties, cities and other jurisdictions therein and in other countries where we do business; the success of business development efforts, construction projects, acquisitions, divestitures, and other significant transactions, including risks related to (i) being able to make a final investment decision, (ii) negotiating pricing and other terms in definitive contracts, (iii) completing construction projects or other transactions on schedule and budget, (iv) realizing anticipated benefits from any of these efforts if completed, (v) obtaining regulatory and other approvals and (vi) third parties honoring their contracts and commitments; changes to our capital expenditure plans and their potential impact on rate base or other growth; changes, due to evolving economic, political and other factors, to (i) trade and other foreign policy, including the imposition of tariffs by the U.S. and foreign countries, and (ii) laws and regulations, including those related to tax and the energy industry in the U.S. and Mexico; litigation, arbitration, property disputes and other proceedings; cybersecurity threats, including by state and state-sponsored actors, of ransomware or other attacks on our systems or the systems of third parties with which we conduct business, including the energy grid or other energy infrastructure; the availability, uses, sufficiency, and cost of capital resources and our ability to borrow money or otherwise raise capital on favorable terms and meet our obligations, which can be affected by, among other things, (i) actions by credit rating agencies to downgrade our credit ratings or place those ratings on negative outlook, (ii) instability in the capital markets, and (iii) fluctuating interest rates and inflation; the impact on affordability of San Diego Gas & Electric Company’s (SDG&E) and Southern California Gas Company’s (SoCalGas) customer rates and their cost of capital and on SDG&E’s, SoCalGas’ and Sempra Infrastructure’s ability to pass through higher costs to customers due to (i) volatility in inflation, interest rates and commodity prices and the imposition of tariffs, (ii) with respect to SDG&E’s and SoCalGas’ businesses, the cost of meeting the demand for lower carbon and reliable energy in California, and (iii) with respect to Sempra Infrastructure’s business, volatility in foreign currency exchange rates; the impact of climate policies, laws, rules, regulations, trends and required disclosures, including actions to reduce or eliminate reliance on natural gas, increased uncertainty in the political or regulatory environment for California natural gas distribution companies, the risk of nonrecovery for stranded assets, and uncertainty related to emerging technologies; weather, natural disasters, pandemics, accidents, equipment failures, explosions, terrorism, information system outages or other events, such as work stoppages, that disrupt our operations, damage our facilities or systems, cause the release of harmful materials or fires or subject us to liability for damages, fines and penalties, some of which may not be recoverable through regulatory mechanisms or insurance or may impact our ability to obtain satisfactory levels of affordable insurance; the availability of electric power, natural gas and natural gas storage capacity, including disruptions caused by failures in the transmission grid or pipeline and storage systems or limitations on the injection and withdrawal of natural gas from storage facilities; Oncor Electric Delivery Company LLC’s (Oncor) ability to reduce or eliminate its quarterly dividends due to regulatory and governance requirements and commitments, including by actions of Oncor’s independent directors or a minority member director; and other uncertainties, some of which are difficult to predict and beyond our control.

These risks and uncertainties are further discussed in the reports that Sempra has filed with the U.S. Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC's website, www.sec.gov, and on Sempra’s website, www.sempra.com. Investors should not rely unduly on any forward-looking statements.

Sempra Infrastructure, Sempra Infrastructure Partners, Sempra Texas, Sempra Texas Utilities, Oncor and Infraestructura Energética Nova, S.A.P.I. de C.V. (IEnova) are not the same companies as the California utilities, SDG&E or SoCalGas, nor are they regulated by the CPUC.

None of the website references in this report are active hyperlinks, and the information contained on, or that can be accessed through, any such website is not, and shall not be deemed to be, part of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: September 19, 2025	By: /s/ Dyan Z. Wold
Dyan Z. Wold Vice President, Controller and Chief Accounting Officer

SAN DIEGO GAS & ELECTRIC COMPANY,
(Registrant)

Date: September 19, 2025	By: /s/ Valerie A. Bille
Valerie A. Bille Senior Vice President, Chief Financial Officer, Controller and Chief Accounting Officer